UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

AVID BIOSERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32839	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14191 Myford Road, Tustin, California 92780

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6100

__________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CDMO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On February 29, 2024, Avid Bioservices, Inc. (the “Company”) received an acceleration notice (the “Acceleration Notice”) from a holder of its 1.250% Exchangeable Senior Notes due 2026 (the “2026 Notes”). The Acceleration Notice stipulates, among other things, that (i) the Company did not remove the restrictive legend on the 2026 Notes by March 17, 2022 as required under the indenture governing the 2026 Notes (the “2026 Notes Indenture”), (ii) due to such failure, additional interest has accrued thereafter at a rate of 0.50% per annum (the “Additional Interest”), (iii) such Additional Interest has not been paid by the Company as of the date of the Acceleration Notice, which constitutes an event of default under the 2026 Notes Indenture (the “Event of Default”), and (iv) such holder is the beneficial owner of at least 25% in aggregate principal amount of the outstanding 2026 Notes and therefore has the right to accelerate all of the 2026 Notes.

As a result of such interest payment default and pursuant to the terms of the 2026 Notes Indenture, such holder declared 100% of the principal of, and accrued and unpaid interest on, the 2026 Notes to be due and payable immediately (the “Acceleration Event”). The accelerated amount, inclusive of principal and interest due and payable, as of February 29, 2024, the date of acceleration, was approximately $146.0 million and accrues interest at 2.75% per annum until paid in full.

The Company did not receive any notices and was not otherwise made aware of the Event of Default prior to receipt of the Acceleration Notice, and did not have an opportunity to cure the Event of Default at the time of receipt of the Acceleration Notice.

As a result of the Acceleration Event, such occurrence also resulted in a cross-default under the Company’s Credit Agreement with Bank of America, N.A. (the “Revolving Lender”). No amounts are outstanding under the Company’s Credit Agreement. The Company has provided notice of default to the Revolving Lender of such default on March 4, 2024 and is in discussions with the Revolving Lender regarding a waiver with respect to such default; however, the Company cannot guarantee a resolution on a timely basis, on favorable terms or at all. If the Company is not able to come to a resolution with the Revolving Lender, the Revolving Lender may terminate all commitments to extend credit to the Company under the Credit Agreement.

Item 8.01	Other Events.

Previously Issued Financial Statements

In connection with the Event of Default described above, the Company is currently evaluating whether certain of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarterly fiscal periods ended October 31, 2022, January 31, 2023, July 31, 2023 and October 31, 2023, and in its Annual Report on Form 10-K for the fiscal year ended April 30, 2023 (collectively, the “Relevant Reports”) should no longer be relied upon as a result of:

•	the classification of the 2026 Notes as long-term liabilities on the applicable balance sheets within the Relevant Reports following the Event of Default; and

•	the failure to reflect the Additional Interest in such financial statements (which Additional Interest, in the aggregate, is approximately $1.4 million through February 29, 2024).

The Company's management is also evaluating the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting and the impact of the foregoing on the Company’s available cash resources, in each case as of the end of each of the periods covered by the Relevant Reports.

The Company is working to complete its analysis as soon as reasonably practicable. In the event the Company determines that some or all of the Relevant Reports should no longer be relied upon, or if the Company’s independent registered public accounting firm, Ernst & Young LLP, determines that either of its reports included in the Company’s Annual Report on Form 10-K for the year ended April 30, 2023 (the “FY 2023 10-K”) should no longer be relied upon, the Company will report such matters in a Current Report on Form 8-K within four business days of such determination.

In light of the foregoing, the Company may not be able to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2024, particularly in the event the Company determines that some or all of the financial statements included in the Relevant Reports must be restated.

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Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, the Company can give no assurance that such expectations and assumptions will prove to be correct. Forward-looking statements include all statements that are not historical facts and can generally be identified by terms such as “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” or “will” or similar expressions and the negatives of those terms. These statements include, but are not limited to, statements regarding the outcome of the discussions with the Revolving Lender regarding a waiver of the cross-default under the Credit Agreement, the outcome of the Company’s evaluation of whether certain of the financial statements included within the Relevant Reports should no longer be relied upon and the potential impacts of the Event of Default on such financial statements and Relevant Reports, the related evaluation with respect to the Company’s disclosure controls and procedures and the Company’s internal control over financial reporting, whether the Company’s independent registered public accounting firm will determine that either of its reports included in the FY 2023 10-K can longer be relied upon, and whether the Company will be able to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2024. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from any future results expressed or implied by the forward-looking statements. These risks, uncertainties and other factors relate to, among others: the completion of the Company’s analysis of the impact of the Event of Default and Additional Interest on certain of the financial statements included within the Relevant Reports, the financial close and reporting process, and financial statement audits and reviews, any of which may result in the discovery of additional issues beyond those related to the Event of Default, as well as the risk that the Company may not be able to repay the 2026 Notes. The Company will need to take further action to raise additional funds to make payment pursuant to the Acceleration Event, and if the Company is unable to arrange for additional financing to make such payment, the Company may have to liquidate its assets and may receive less than the value at which those assets are carried on its financial statements, and/or seek protection under Chapters 7 or 11 of the United States Bankruptcy Code, and in such event it is likely that investors would lose all or a part of their investment. Please also refer to the risks and uncertainties under the “Forward-Looking Statements” and “Risk Factors” heading of the FY 2023 10-K, filed with the SEC on June 21, 2023, and in the Company’s subsequent quarterly reports on Form 10-Q. All information provided in this report is as of the date of this report, and any forward-looking statements contained herein are based on assumptions that the Company believes to be reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this report, which are based on information available to us on the date hereof. The Company undertakes no duty to update this information unless required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID BIOSERVICES, INC.

Date: March 6, 2024	By:	/s/ Daniel R. Hart
Daniel R. Hart
Chief Financial Officer

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